UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under Rule 14a-12

CARDIFF INTERNATIONAL, INC.
(Name of Registrant As Specified in Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title and class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

CARDIFF INTERNATIONAL, INC.
16255 Ventura Boulevard, Suite 525
Encino, California 91436

_____________, 2008

Dear Fellow Shareholder,

On behalf of the board of directors and management of Cardiff International, Inc., I would like to cordially invite you to attend a special meeting of the shareholders to be held on [ • ], the [ • ]th day of [ • ], 2008, at 10:00 a.m. Pacific Time, at our principal executive offices located at 16255 Ventura Boulevard, Suite 525, Encino, California 91436.  Our board of directors has fixed the close of business on [ • ], the [ • ]th day of [ • ], 2008, as the record date.  Only shareholders who hold shares of our common stock on the record date will be entitled to receive notice of, and to vote at, the special meeting, or any adjournments or postponements thereof.

The matters to be considered and voted upon are more fully set forth in the accompanying notice of special meeting and proxy statement.  Your vote is very important to us, and whether or not you plan to attend the special meeting we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return in the enclosed postage-paid envelope, your proxy card, which you may revoke at any time prior to its use.  If you are unable to attend the special meeting, your shares will be voted in accordance with your proxy.  If you do attend the special meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in Cardiff International, Inc.

Very truly yours, Gary R. Teel Chairman of the Board of Directors

CARDIFF INTERNATIONAL, INC.
16255 Ventura Boulevard, Suite 525
Encino, California 91436

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On [ • ] [ • ], 2008

[ • ] [ • ], 2008

To the Shareholders of Cardiff International, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (“Special Meeting”) of Cardiff International, Inc., a Colorado corporation (“we”, “us”, “our”, or, the “Company”), will be held on [ • ], the [ • ]th day of [ • ], 2008, at 10:00 a.m. Pacific Time at the principal executive offices of the Company, located at 16255 Ventura Boulevard, Suite 525, Encino, California 91436.

The purpose of the meeting is to consider and vote upon the following proposals

•	to amend our Articles of Incorporation to increase the number of our authorized shares of common stock from 30,000,000 to 60,000,000;

•
to amend our Articles of Incorporation and our bylaws to allow our shareholders to take action without a meeting so long as the action is authorized by shareholders having not less than the minimum number of votes necessary to authorize the action at a meeting of shareholders, in accordance with Section 7-107-104(1)(b) of the Colorado Business Corporation Act; and

•
to amend our bylaws to conform to Section 7-108-103 of the Colorado Business Corporation Act, which permits a corporation to have one director or to provide for a range in the number of directors by fixing a minimum and a maximum number of directors.

No business shall be transacted at the Special Meeting other than as set forth herein.

Our board of directors has fixed the close of business on [ • ], the [ • ]th day of [ • ], 2008, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

All shareholders of the Company as of the record date are cordially invited to attend the Special Meeting in person.  It is very important that your shares be represented at the Special Meeting.  To ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this notice of special meeting and proxy statement.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.  IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors, Gary R. Teel, Chairman of the Board of Directors and Secretary

PROXY STATEMENT FOR SPECIAL MEETING
OF THE SHAREHOLDERS OF

CARDIFF INTERNATIONAL, INC.
16255 Ventura Boulevard, Suite 525
Encino, California 91436

This proxy statement is first being furnished on or about [ • ] [ • ], 2008 by Cardiff International, Inc.  The proxy accompanying this proxy statement is being solicited on behalf of our board of directors.

Record Date, Voting Securities, Quorum and Voting Tabulation

Our board of directors has fixed the close of business on [ • ] [ • ], 2008 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.  As of the record date, we had ___________ shares of common stock issued and outstanding and entitled to vote on the matters described herein (the “Voting Shares”).  Each whole Voting Share entitles the holder thereof to one vote and each fractional Voting Share entitles the holder thereof to a factional vote.  The presence, in person or by proxy, of the holders of a majority of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.  If a quorum exists, action on each matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action.  Unless otherwise marked or indicated on the proxy, the shares will be voted “FOR” the approval of each of the proposals discussed herein.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election in conjunction with information received from our transfer agent.  The inspector of election will also determine whether or not a quorum is present.

Shares which abstain from voting as to the proposals and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to any proposal (“broker non-votes”), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposal has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposal.

Revocability of Proxy

Any proxy given pursuant to this proxy solicitation may be revoked by the person giving it at any time prior to its use by delivering to us a written notice of revocation, a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer, nominee for election as a director or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the actions described in this proxy statement which is not shared by all other shareholders.

Dissenters’ Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Colorado with respect to any of the matters proposed to be acted upon herein.

Submission of Shareholder Proposals

We did not hold an annual meeting of shareholders for the fiscal year ended December 31, 2007 and, as such, the deadline for submitting shareholder proposals for inclusion in our proxy statement for our next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials.

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices.  We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this proxy statement, including, without limitation, all expenses associated with printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this proxy statement to the beneficial owners of shares of our common stock.

We will only deliver one proxy statement to multiple shareholders sharing one address unless we have received prior instructions to the contrary from one or more of such shareholders.  Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any shareholder or holders sharing an address to which multiple copies are now delivered.  Any such requests in writing should be directed to our principal executive offices at the following address:

CARDIFF INTERNATIONAL, INC.
16255 Ventura Boulevard, Suite 525
Encino, California 91436
Telephone (818) 879-9722

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of [ • ] [ • ], 2008.  The information in this table provides ownership information for:

•	each person known by us to be the beneficial owner of more than 5% of our common stock ;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC” or “Commission”) and includes voting or investment power with respect to our securities.  A person (or group of persons) is deemed to be the “beneficial owner” of our securities if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of, or to dispose or direct the disposition of such securities.  Accordingly, more than one person may be deemed to be the beneficial owner of the same security.  Unless otherwise indicated, the persons named in the table below have sole voting and/or investment power with respect to the number of shares of common stock indicated as beneficially owned by them.  A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase shares of our common stock.  Common stock beneficially owned and percentage ownership are based on ___________ shares outstanding as of [ • ] [ • ], 2008.  Unless otherwise indicated, the address of each person listed is in care of Cardiff International, Inc., 16255 Ventura Boulevard, Suite 525, Encino, California 91436.

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Owner	Of Class(1)

Gary R. Teel, Chairman and	6,334,848(1)
Chief Financial Officer

Daniel Thompson, Chief Executive	3,078,528(2)
Officer, President, director

Richard Duffy and Amanda L. Duffy(3)	3,975,000(4)

All officers and directors as a group (2 persons)	9,413,376	*

(1) Includes 3,934,848 shares issued in the name of Mr. Teel and 2,400,000 shares owned by the Teel Family Trust.
(2) Includes 1,478,528 shares issued in the name of Mr. Thompson and 1,600,000 shares owned by the Thompson Family Trust.
(3) Information regarding the holdings of Richard Duffy and Amanda L. Duffy was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 19, 2008.  No address for these individuals was included in this filing.
(4) Includes 2,350,000 shares of common stock and a warrant for the purchase of 1,625,000 shares of common stock.

PROPOSAL 1 – TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 60,000,000

General

As more fully explained below, we believe that it is in the best interests of our company and our shareholders to increase the number of shares of common stock that we are authorized to issue.  Our Articles of Incorporation provide that the total number of shares of capital stock that we are authorized to issue is 30,000,000 shares of common stock, no par value.  On June 3, 2008, our board of directors approved an amendment to our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue to from 30,000,000 to 60,000,000.  The proposed amendment is referred to in this proxy statement as the “Authorized Amendment”. If approved by our shareholders, the Authorized Amendment will become effective when it is filed with the Secretary of State of Colorado.

Reasons for the Increase to the Number of Authorized Shares

As of June 3, 2008, of the 30,000,000 shares of common stock authorized by our Articles of Incorporation, 29,988,806 shares were issued and outstanding and 6,627,453 shares were reserved for issuance upon exercise of outstanding warrants.  If the Authorized Amendment is approved by our shareholders, it will increase the number of shares of authorized common stock to 60,000,000, leaving 23,383,741 shares of common stock authorized, but not issued or reserved for issuance.

We expect that our growth may require the use of our common stock from time to time as part of financing transactions pursuant to which we would issue shares of our common stock or securities convertible into our common stock.  Such shares may be issued in both public and private offerings of our securities.  We may also need to have common stock available for transactions such as acquisitions or employee incentives.  We have only 11,194 shares of authorized common stock available for issuance.  If we need to raise capital for our operations or if we want to make an acquisition with our common stock, we will not have enough shares to do so.  By increasing our authorized shares to 60,000,000, which will leave us with 23,383,741 shares of authorized common stock for issuance, we will have greater flexibility in negotiating future transactions, since our ability to complete the transaction will not be subject to the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  Furthermore, we currently have warrants outstanding that, if converted, would require us to issue an additional 6,627,453 shares of common stock.  Therefore, in order to comply with our contractual obligations, we must increase our authorized shares.  Our shareholders do not have any preemptive rights to purchase additional shares of our common stock.  We presently have no plans, proposals or arrangements to issue any of the authorized shares of common stock that would be newly available for any specific purpose, including future financings.

Effects of the Increase to the Number of Authorized Shares

Possible Dilution from Future Issuance of Additional Shares.  The Authorized Amendment will increase the number of authorized shares of our common stock from 30,000,000 to 60,000,000 shares, and the interests of the holders of our common stock could be diluted as a result.  Any future issuance of additional shares of our common stock could dilute future earnings per share, book value per share and the voting power and percentage ownership of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.  Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock.  Our board of directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future issuance of additional shares of common stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain an acquisition premium for their shares or to remove incumbent management.  Although the increase in the number of authorized shares of our common stock may have an anti-takeover effect, the Authorized Amendment has been proposed for the reasons stated above under the heading “Reasons for Amendment”.  Our board of directors has no present intention to use the proposed increase in the authorized shares of our common stock as a measure aimed at discouraging takeover efforts.

Neither our Articles of Incorporation nor our by-laws presently contain provisions having an anti-takeover effect and the Authorized Amendment is not part of a plan by management to adopt a series of such amendments.  Although it may do so, management does not presently intend to propose anti-takeover measures in future proxy solicitations.  Management currently has no knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Our common stock is traded on the OTC Bulletin Board which is a quotation service, not an exchange.  The OTC Bulletin Board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that tender or nullify or restrict its voting nor does it have requirements calling for a shareholder vote on issuances of additional shares.

Advantages and Disadvantages of the Increase to the Authorized Shares

As noted above, increasing the number of authorized shares of common stock will provide us with the advantage of having greater flexibility in effecting possible future financings without the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  However, there is a disadvantage to our existing shareholders in that the issuance of additional shares of common stock will dilute their holdings.  Furthermore, any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock, even if our shareholders believe that such action would be in their best interests.

Vote by Board of Directors

On June 3, 2008, the board of directors voted to approve the Authorized Amendment in order to increase our authorized shares of common stock from 30,000,000 to 60,000,000.

Based on the foregoing discussion, the board of directors requests that shareholders approve the following resolution:

RESOLVED, that paragraph 1 of Article V of the company’s Articles of Incorporation shall be deleted and that the following shall appear in its place:

The total number of shares which the corporation shall have authority to issue is 60,000,000, which shall consist of one class only, designated “common stock”.  Each of such shares shall have no par value.

Form of Amendment

Assuming that our shareholders approve this proposal, we intend to file the Authorized Amendment, the form of which is attached to this proxy statement as Annex 1, with the Secretary of State of the State of Colorado as soon as practicable. Once filed, our authorized shares of our common stock will increase from 30,000,000 to 60,000,000.

Effective Date

The Authorized Amendment will become effective upon filing it with the Colorado Secretary of State.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INCREASE TO OUR AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 60,000,000

PROPOSAL 2 - TO AMEND OUR ARTICLES OF INCORPORATION AND OUR BYLAWS TO ALLOW OUR SHAREHOLDERS TO TAKE ACTION WITHOUT A MEETING, IN ACCORDANCE WITH SECTION 7-107-104(1)(b) OF THE COLORADO BUSINESS CORPORATION ACT

We were incorporated in 1989.  At that time, Colorado law governing corporations permitted action by written consent of shareholders only so long as all of the shareholders entitled to vote with respect to the subject matter of the resolution signed the written consent.  In 1994, the legislature enacted the Colorado Business Corporation Act, including Section 7-107-104(1)(b) thereunder, which, if expressly provided for in the articles of incorporation, permits shareholder action to be taken by written consent so long as one or more consents in writing are signed by the holders of outstanding shares having not less than the minimum number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

Reason for the Proposal

The requirement that every shareholder entitled to vote on a proposal sign a written consent is outdated and cumbersome.  There is no reason that voting requirements for actions taken by written consent should be unanimous when the unanimous approval of shareholders voting on proposals at an annual or special meeting is not required.

General Effect of the Proposal

Voting by written consent can be a convenient way to solicit votes.  In our experience, shareholder meetings are sparsely attended and voting is done primarily by proxy.  Under Regulation 14A promulgated under the Securities Exchange Act of 1934, soliciting votes for a written consent requires the person undertaking the solicitation to provide shareholders with the same information they would receive if their votes were solicited for a meeting.

By approving this change to our Articles of Incorporation (as included in the Authorized Amendment) and our bylaws, shareholders holding a majority of the issued and outstanding shares of the company’s common stock may take action by written consent without providing advance notice of such action to our remaining shareholders.  In this case, Regulation 14C promulgated under the Securities Exchange Act of 1934 and the Colorado Business Corporation Act require us to provide information about the actions taken to the shareholders who did not vote.  Pursuant to Regulation 14C, action taken by the majority shareholders by written consent may not take effect until 20 days after an information statement is mailed to our shareholders.

Currently, to our knowledge, there is no single person or persons acting as a group who control a majority of our issued and outstanding shares of common stock.

Vote by Board of Directors

On June 3, 2008, the board of directors voted to amend our Articles of Incorporation and our bylaws to permit our shareholders to take action by written consent pursuant to Section 7-107-104(1)(b) of the Colorado Business Corporation Act.

Based on the foregoing discussion, the board of directors requests that shareholders approve the following resolution:

RESOLVED, that the following paragraph shall be added as paragraph 2 to Article VII of the company’s Articles of Incorporation and that Section 2.10 of the company’s bylaws shall be deleted and the following paragraph shall appear in its place:

Action by Shareholders Without a Meeting.  Any action required or permitted by the Colorado Business Corporation Act to be taken at a shareholders’ meeting may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.  Such consent may be executed in counterparts and shall be effective as of the date of the last signature thereon.

Form of Amendment

Assuming that our shareholders approve this proposal, we intend to file the Authorized Amendment, the form of which is attached to this proxy statement as Annex 1, with the Secretary of State of the State of Colorado as soon as practicable. Once filed, our shareholders will be able to act by written consent so long as they have at least the minimum number of votes that would be necessary to authorize or take an action at a meeting at which all of the shares entitled to vote thereon were present and voted.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RIGHT OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT IN ACCORDANCE WITH
SECTION 7-107-104(1)(b) OF THE COLORADO BUSINESS CORPORATION ACT

PROPOSAL 3 – TO AMEND OUR BYLAWS TO CONFORM TO SECTION 7-108-103 OF THE COLORADO BUSINESS CORPORATION ACT IN SETTING THE NUMBER OF DIRECTORS

As noted in proposal 2 above, we were incorporated in 1989.  At that time, our bylaws were drafted to require our company to have a board of directors made up of no less than three persons, unless the company had only one or two shareholders, in which case the board of directors could be made up of only one or two directors.  This provision is outdated.  States such as Delaware and Nevada, which are considered to be leaders in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized there, both allow corporations to have boards made up of one or more directors and allow for a range in the number of directors.  In 1994, the Colorado legislature followed this lead by enacting Section 7-108-103 of the Colorado Business Corporation Act.  Due to the enactment of this legislation, businesses incorporated in Colorado may now be managed by a single director or, so long as the bylaws of a company allow it to do so, may establish a range for the size of the board of directors by fixing a minimum and maximum number of directors.  If a range is established, the number of directors may be fixed or changed from time to time within the range by the shareholders or the board of directors.

Reason for the Proposal

Our board of directors believes that our bylaws should be updated to provide for this more flexible manner of determining the number of board members.  Our board is currently comprised of two directors only.  We believe that it will be time-consuming and difficult for us to find a third board member who would be willing to accept the risks of serving as a director of a small public company without the benefit of compensation.  However, in the future, we will be able to add members to our board, as and when the need arises and we are in a position to recruit additional directors.

General Effect of the Proposal

This proposal provides the company with flexibility in setting the number of board members it needs to efficiently conduct its business, whether that number is one or several.  We do not believe that there is a disadvantage to amending the company’s bylaws to conform to Section 7-108-103 of the Colorado Business Corporation Act.

Vote by Board of Directors

On June 3, 2008, our board of directors voted to amend Section 3.2 of our bylaws to conform to Section 7-108-103 of the Colorado Business Corporation Act.

Based on the foregoing discussion, the board of directors requests that shareholders approve the following resolution:

RESOLVED, that Section 3.2 of the company’s bylaws shall be deleted and that the following shall appear in its place:

Number.  The Corporation’s board of directors shall consist of one or more members.  Subject to such limitation, the number of directors shall be fixed by resolution of the board of directors, and may be increased or decreased by resolution of the board of directors, but no decrease shall have the effect of shortening the term of any incumbent director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” AMENDING OUR BYLAWS TO CONFORM TO SECTION 7-108-103 OF THE COLORADO BUSINESS CORPORATION ACT

Annex 1

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

CARDIFF INTERNATIONAL, INC.
(Filed pursuant to section 7-90-301, et seq. and 7-110-106 of the Colorado Revised Statutes)

These Articles of Amendment to the Articles of Incorporation of Cardiff International Inc. (the “Corporation”), were approved by the shareholders of the Corporation on ______, 2008.  The number of votes cast for the amendments by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group, and the number of shares voted for the amendments was sufficient for approval.

The name of the corporation is Cardiff International, Inc.

Paragraph 1 of Article V of the Articles of Incorporation shall be deleted in its entirety and the following shall appear in its place:

The total number of shares which the corporation shall have authority to issue is 60,000,000, which shall consist of one class only, designated “common stock”. Each of such shares shall have no par value.

The following paragraph shall be added as paragraph two to Article VII of the Articles of Incorporation:

Any action required or permitted by Articles 101 to 117 of the Colorado Business Corporation Act to be taken at a shareholders’ meeting may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.  Such consent may be executed in counterparts and shall be effective as of the date of the last signature thereon.

PROXY

CARDIFF INTERNATIONAL, INC.

This proxy is solicited on behalf of the Board of Directors
for the Special Meeting on [ • ] [ • ], 2008

This proxy will be voted as specified by the shareholder.  If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Gary R. Teel and Daniel Thompson as proxy with the power of substitution to vote all shares of common stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of Cardiff International, Inc. to be held on [ • ], the [ • ]th day of [ • ], 2008, at 10:00 a.m. Pacific Time, at the Company’s principal executive offices, located at 16255 Ventura Boulevard, Suite 525, Encino, California 91436, and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 60,000,000

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 - TO AMEND OUR ARTICLES OF INCORPORATION AND OUR BYLAWS TO ALLOW OUR SHAREHOLDERS TO TAKE ACTION WITHOUT A MEETING, IN ACCORDANCE WITH SECTION 7-107-104(1)(b) OF THE COLORADO BUSINESS CORPORATION ACT

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3 - TO AMEND OUR BYLAWS TO CONFORM TO SECTION 7-108-103 OF THE COLORADO BUSINESS CORPORATION ACT IN SETTING THE NUMBER OF DIRECTORS

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature________________________________________Date__________________

Signature______________________________________ Date___________________

NOTE:  Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope.  Please sign as your name appears hereon.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.